UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2014
Commission File Number: 001-36261
CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

CHC Group Ltd. (the “Company”) is filing this Current Report on Form 8-K/A to amend (i) its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 10, 2014, which included an earnings release slide presentation attached thereto as Exhibit 99.1 (the "Earnings Presentation") and (ii) its Current Report on Form 8-K filed with the SEC on July 10, 2014, which included an investor slide presentation attached thereto as Exhibit 99.1 (the "Investor Presentation"). The Earnings Presentation contained errors on Slide 15 and the Investor Presentation contained errors on Slide 21, in each case with respect to the calculation of the growth rate of HE count from fiscal year 2015 to fiscal year 2018. The growth rate calculation was for a straight growth rate, rather than a compound annual growth rate (CAGR) as presented in the slide presentations. The corrected Earnings Presentation is attached hereto as Exhibit 99.1 and the corrected Investor Presentation is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

The disclosure in Item 2.02 of this Current Report on Form 8-K/A is incorporated herein by reference.

The information contained in this Current Report on Form 8-K/A, including the attached Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note on Forward Looking Statements:
This Current Report on Form 8-K/A and the presentations attached as Exhibit 99.1 and Exhibit 99.2 hereto contain forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this Current Report on Form 8-K/A and the presentations attached as Exhibit 99.1 and Exhibit 99.2 hereto, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: competition in the markets we serve, long-term support contracts, failure to maintain standards of acceptable safety performance, political, economical, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, inability to fund our working capital requirement, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, inability to obtain or maintain government issued licenses and permits, inability to obtain or maintain necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K/A:

Exhibit Number	Description

99.1	Corrected Earnings Release Presentation by CHC Group Ltd.
99.2	Corrected Investor Presentation by CHC Group Ltd.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Group Ltd.

By:	/s/ Russ Hill
Russ Hill
Authorized Signatory

Date: July 11, 2014